UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2012

Commission file number: 1-10024

BKF CAPITAL GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	36-0767530
State or other jurisdiction of	(I.R.S. Employer
incorporation or organization	Identification No.)

225 N.E. Mizner, Suite 400 Boca Raton, Florida 33432

(Address of Principal Executive Office) (Zip Code)

(561) 362-4199

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.

Item 8.01 Other Events.

On May 1, 2012, BKF Capital Group, Inc. (the "BKF"), issued a press release stating that it had sent a letter, dated April 30, 2012 (the “Letter”), to Qualstar Corporation, a publicly held company (“Qualstar”), demanding a special meeting of the shareholders of Qualstar to vote to remove the incumbent members of the board of directors, to fix the authorized number of directors and to elect new members to the board of directors. BKF owns 16.2% of Qualstar’s shares and is making the demand in accordance with Qualstar’s bylaws. The securities of Qualstar trade on the NASDAQ Market under the symbol “QBAK.” A copy of the press release containing the text of the Letter is attached to this report as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibits

99.1	Press Release, dated May 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, BKF Capital Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2012

BKF CAPITAL GROUP, INC.
(Registrant)

By:	/s/ STEVEN N. BRONSON
Steven N. Bronson, President